Subsequent Events	12 Months Ended
Mar. 31, 2026
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 18 – SUBSEQUENT EVENTS

Since October 2025, the Tokyo Regional Taxation Bureau has conducted a new round of tax examination into the Company’s consumption tax filing for the period from April 2022 to February 2024. On June 10, 2026, the Company filed multiple consumption tax corrections with Tokyo Regional Taxation Bureau. The Company is waiting for the consumption tax review by the Tokyo Regional Taxation Bureau, and no final assessment decision has been made by the Tokyo Regional Taxation Bureau as of the date of this report.

Under the two bank facilities with HSBC (see Note 11 - short-term borrowings), as of the date of this report, the Company has repaid approximately $4.1 million and borrowed additional $3.4 million under the facilities.

Under the revolving loan facility with Kyrin Starway Limited (see Note 11 - long-term borrowings), as of the date of this report, the Company has borrowed additional approximately $2.3 million (HK$18.1 million) under the facility.

These consolidated financial statements were approved by management and available for issuance on July 10, 2026, and the Company has evaluated subsequent events through this date. The Company did not identify any subsequent events except those disclosed above that would have required adjustment or disclosure in the financial statements.